                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-26867, 33-31564, 33-32683, 33-60785 and 333-05399 on Form S-8 and No. 333-60429
on Form S-3 of Lyondell Chemical Company of our report on Lyondell CITGO-Refining LP dated February 11, 1999, appearing in this Annual Report on
Form 10-K of Lyondell Chemical Company for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
-------------------------------
DELOITTE & TOUCHE LLP

Houston, Texas
March 28, 2000